EXHIBIT 32.2

Certification of Chief Financial Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, James Vandeberg, Chief Financial Officer of REGI U.S., Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Annual Report on Form 10-K of REGI U.S., Inc., for the year ended April 30, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of REGI U.S., Inc.

Richmond, BC, Canada
by:    /s/ James Vandeberg
August 15, 2011
James Vandeberg
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to REGI U.S., Inc. and will be retained by REGI U.S., Inc. and furnished to the Securities and Exchange Commission or its staff upon request.